    As filed with the Securities and Exchange Commission on October 3, 1997
                                                        Registration No. 333-

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                COST PLUS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         CALIFORNIA                             94-1067973
(STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                                201 CLAY STREET
                           OAKLAND, CALIFORNIA 94607
                                (510) 893-7300
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                Ralph D. Dillon
                     Chairman and Chief Executive Officer
                                COST PLUS, INC.
                                201 Clay Street
                           Oakland, California 94607
                                (510) 893-7300
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  Copies to:

   HENRY P. MASSEY, JR. ESQ.                    PETER LILLEVAND, ESQ.
    PETER S. HEINECKE, ESQ.                       IAIN MICKLE, ESQ.
        WADY MILNER, ESQ.                         DAVID C. RITCHEY
WILSON SONSINI GOODRICH & ROSATI         ORRICK, HERRINGTON & SUTCLIFFE LLP
     PROFESSIONAL CORPORATION          OLD FEDERAL RESERVE BANK BUILDING
        650 PAGE MILL ROAD                       400 SANSOME STREET
        PALO ALTO, CA 94304                SAN FRANCISCO, CALIFORNIA 94111
           (650) 493-9300                           (415) 392-1122

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

As soon as practicable after the effective date of this Registration Statement.

                       ------------------

[_] If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

[X] If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. no. 333-35661

[_] If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

[_] If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                       ------------------

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                                        PROPOSED           PROPOSED
                                       AMOUNT            MAXIMUM           MAXIMUM
TITLE OF EACH CLASS OF                 TO BE         OFFERING PRICE       AGGREGATE         AMOUNT OF
SECURITIES TO BE REGISTERED          REGISTERED       PER SHARE(2)      OFFERING PRICE   REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...   147,200 shares           $28.25          $4,158,400             $1,260
=========================================================================================================

                                EXPLANATORY NOTE

   Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-3 (File No. 333-35661) of Cost Plus, Inc., which was declared effective by the Securities and Exchange Commission on October 2, 1997.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16  EXHIBITS.
         --------

   Exhibit
   Number
   ------

     5.1     Opinion of Wilson Sonsini Goodrich & Rosati

    23.1     Consent of Deloitte & Touche LLP

    23.2     Consent of Wilson Sonsini Goodrich & Rosati (Included in Exhibit
             5.1)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds for believing that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakland, State of California, on the 2nd day of October, 1997.

                                    COST PLUS, INC.

                                    By: /s/ Patricia T. Saucy
                                       ----------------------------------------
                                      Patricia T. Saucy, Acting Chief Financial
                                      Officer, Vice President, Finance, Chief
                                       Accounting Officer and Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                              TITLE                          DATE
---------                                              -----                          ----
      /s/ Ralph D. Dillon*            Chief Executive Officer and Director       October 2, 1997
-----------------------------------   (Principal Executive Officer)
         (Ralph D. Dillon)

         /s/ Murray H. Dashe*         President and Director                     October 2, 1997
-----------------------------------
            (Murray H. Dashe)

         /s/ Patricia T. Saucy        Acting Chief Financial Officer,            October 2, 1997
-----------------------------------   Vice President, Finance, Chief
            (Patricia T. Saucy)       Accounting Officer and Secretary
                                      (Principal Financial Accounting Officer)

         /s/ Joseph H. Coulombe*      Director                                   October 2, 1997
-----------------------------------
            (Joseph H. Coulombe)

          /s/ Danny Gurr*             Director                                   October 2, 1997
-----------------------------------
             (Danny Gurr)

         /s/ Mervin G. Morris*        Director                                   October 2, 1997
-----------------------------------
            (Mervin G. Morris)

      /s/ Edward A. Mule*             Director                                   October 2, 1997
-----------------------------------
         (Edward A. Mule)

       /s/ Olivier Trouveroy*         Director                                   October 2, 1997
-----------------------------------
         (Olivier Trouveroy)

*By: /s/ Patricia T. Saucy
     ----------------------
      Patricia T. Saucey, Attorney-in-fact

                                 EXHIBIT INDEX

                                                                                              SEQ.
EXHIBIT NO.                                      EXHIBIT                                   PAGE NO.
-----------      -----------------------------------------------------------------------   --------
5.1              Opinion of Wilson, Sonsini, Goodrich & Rosati
23.1             Consent  of  Deloitte & Touche
23.2             Consent of Wilson, Sonsini, Goodrich & Rosati (included in Exhibit 5.1)